                                                                  EXHIBIT 10.33



                               FOURTH AMENDMENT TO
                                CREDIT AGREEMENT



         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 28, 2001 and entered into by and among SPECIAL METALS CORPORATION, a Delaware corporation (the "Borrower"), the banks and other financial institutions signatory hereto that are party as Lenders to the Credit Agreement referred to below and CREDIT LYONNAIS NEW YORK BRANCH, as Agent and as Issuing Bank.

                                    RECITALS

         Whereas, the Borrower, the Lenders, the Issuing Bank and the Agent have entered into that certain Credit Agreement dated as of October 28, 1998 (as amended by the First Amendment to Credit Agreement and Limited Waiver dated as of March 31, 1999, the Second Amendment to Credit Agreement dated as of June 8, 1999, and the Third Amendment to Credit Agreement and Limited Waiver dated as of December 29, 1999, the "Credit Agreement"; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

Whereas, the Borrower has requested that the Lenders agree, subject to the conditions and upon the terms set forth in this Amendment, to amend certain provisions of the Credit Agreement; and

         Whereas, the Lenders party hereto are willing to agree to amend to the Credit Agreement as set forth herein, subject to the conditions and on the terms set forth herein;

         NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Lenders party hereto, the Issuing Bank and the Agent agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

         1.1 Applicable Margin. The definition of "Applicable Margin" contained in subsection 1.1 of the Credit Agreement is amended:

                  (a) by inserting immediately prior to "; and" at the end of paragraph (a) thereof:

                           and provided further that, notwithstanding any of the foregoing, effective on the date of the Fourth Amendment and at all times thereafter, the Applicable Margin for Revolving Credit Loans and Tranche A Term Loans shall be 2.00% if such Loans are Base Rate Loans and 3.25% if such

                           Loans are Eurodollar Loans

                  (b) by inserting immediately prior to the period at the end of paragraph (b) thereof:

                           and provided further still that, notwithstanding any of the foregoing, effective on the date of the Fourth Amendment and at all times thereafter, the Applicable Margin for Tranche B Term Loans shall be 2.50% if such Loans are Base Rate Loans and 3.75% if such Loans are Eurodollar Loans

         1.2 INTEREST PAYMENT DATE. The definition of "Interest Payment Date" contained in subsection 1.1 of the Credit Agreement is amended by inserting immediately prior to the period at the end thereof:

                           provided that, notwithstanding any of the foregoing, effective from and at all times after the date of the Fourth Amendment, (i) the Interest Payment Date for any and all Base Rate Loans shall be the last day of each calendar month and (ii) the Interest Payment Date for each Eurodollar Loan shall, regardless of the duration of the Interest Period therefore, be monthly on the day in each month of such Interest Period numerically corresponding to the first day of such Interest Period (or if in any month there is no such numerically corresponding day, on the last day of such month) and the last day of such Interest Period

         1.3 ADDITIONAL DEFINITION. Subsection 1.1 of the Credit Agreement is amended by adding the following additional definition in the proper alphabetical sequence:

                           "FOURTH AMENDMENT": the Fourth Amendment to Credit Agreement among the Borrower, the Lenders, the Issuing Bank and the Agent.

         1.4 FINANCIAL REPORTING. Subsection 8.2 of the Credit Agreement is amended by redesignating subsection 8.2(i) as 8.2(j) and inserting the following new subsection 8.2(i) immediately prior to such redesignated subsection:

                  (i) the following reports, in form and detail reasonably satisfactory to the Agent:

                           (i) on a weekly basis, a 13-week rolling cash flow forecast for the Borrower and its Subsidiaries, including the Borrower's comments as to any variances;

                           (ii) within 28 days after the end of each month:

                                    (A) an aging report as to the accounts
                                    receivable of the Borrower and its
                                    Subsidiaries as of the last day of such
                                    month, including supporting detail as to the ten largest account debtors;

                                    (B) an inventory report setting forth by location and book value the raw materials, work in process and finished goods inventories of the Borrower and its Subsidiaries as of the last day of such month, and

                                    (C) an aging report as to the accounts
                                    payable of the Borrower and its Subsidiaries as of the last day of such month; and

                           (iii) together with each delivery of any income statements pursuant to this subsection 8.2, a listing by item and amount of the five largest components of SG&A expenses reflected therein.

         1.5 BANK ACCOUNTS. Subsection 8.14 of the Credit Agreement is amended by adding the following sentence at the end thereof:

                           After the date of the Fourth Amendment, the Borrower and its Domestic Subsidiaries shall maintain their cash management system and Domestic Bank Accounts as in effect on such date, except as otherwise agreed by the Agent.

         1.6 STRATEGIC REVIEW. The following new subsection 8.18 is inserted in the Credit Agreement immediately following subsection 8.17, as added by the Third Amendment:

                  8.18 STRATEGIC REVIEW AND PLAN. Within 30 days after the effective date of the Fourth Amendment, the Borrower will engage a banking firm of recognized national standing selected by the Borrower to act as financial advisor to the Borrower and, as such, to advise the Borrower as to its strategic options in respect of the repayment of the financing under this Agreement and to prepare a report and plan for the repayment of the financing. The Borrower will, and will cause such financial advisor to, complete such report and plan and present them to the Agent and Lenders no later than June 30, 2001.

         1.7 FINANCIAL CONDITION COVENANTS. Subsection 9.1 of the Credit Agreement is amended (a) to provide that the financial covenants set forth in subsections (a) through (d) thereof will not be in effect or tested on June 30, 2001, September 30, 2001, December 31, 2001 or March 31, 2002 (but such financial covenants will remain in full force and effect and be tested for all dates thereafter), (b) to delete the entry "3/31/01" in the first column in subsection (e) thereof, as added by the Third Amendment, and the parallel entry "55,000,000" in the second column thereof, and (c) to insert the following new subsection (f) immediately following subsection (e) thereof:

                           (f) EBITDA MAINTENANCE (3/31/01-3/31/02). Permit Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for any period specified below to be less than the amount set forth opposite such period below:

                      PERIOD                                             CONSOLIDATED EBITDA
                      fiscal quarter ending 3/31/2001                             12,500,000
                      two fiscal quarters ending 6/30/2001                        25,000,000
                      three fiscal quarters ending 9/30/2001                      41,500,000
                      four fiscal quarters ending 12/31/2001                      60,000,000
                      five fiscal quarters ending 3/31/2002                       77,000,000


         1.8 CAPITAL EXPENDITURES. Subsection 9.8 of the Credit Agreement, as amended by the Third Amendment, is amended to delete subsections (d),
         (e), (f), (g) and (h) thereof and replace them with:

                           (d)      $23,000,000 in the fiscal year 2001;

                           (e) $7,500,000 in the period from January 1, 2002 to March 31, 2002;

                           (f) in each fiscal year after 2001, (i) if the EBITDA Threshold was met for the immediately preceding fiscal year, the amount set forth below:

                             FISCAL YEAR                       AMOUNT
                                  2002                      37,500,000
                                  2003                      39,100,000
                                  2004                      41,100,000
                                  2005 and thereafter       38,000,000


                  and (ii) if the EBITDA Threshold was not met for the immediately preceding fiscal year, the greater of (i) $15,000,000 and (ii) the amount set forth in the table above in this paragraph (f) for the applicable fiscal year less the difference (if a positive number) between (A) the EBITDA Threshold for the immediately preceding fiscal year and (B) Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for the immediately preceding fiscal year. For this purpose, the "EBITDA Threshold" for any fiscal year shall be met if Consolidated EBITDA for the Borrower and its consolidated Subsidiaries for such fiscal year is at least the amount set forth below:

                           FISCAL YEAR                     AMOUNT
                           2001                         130,000,000
                           2002                         145,000,000
                           2003 and
                           thereafter                   150,000,000


                           (g) The amount of Capital Expenditures permitted under clause (f) in any fiscal year after 2001 shall be increased by the difference (if a positive number) between (i) the amount of Capital Expenditures permitted in the immediately preceding fiscal year pursuant to this subsection 9.8, without giving effect to this subparagraph (g), and (ii) the aggregate Capital Expenditures made in the preceding fiscal year by the Borrower and its consolidated Subsidiaries; and

                           (h) The amount of Capital Expenditures permitted under subsections (d), (e) and (f) above shall be increased by the amount of cash proceeds of a substantially concurrent issuance and sale of common stock or preferred stock of the Borrower to SIMA or a substantially concurrent Additional Advance, to the extent such proceeds are used to make such Capital Expenditures.

         2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lenders, the Agent and the Issuing Bank to enter into this Amendment, the Borrower represents and warrants to each Lender, the Agent and the Issuing Bank that the following statements are true, correct and complete:

         2.1 POWER AND AUTHORITY. Each of the Loan Parties has all corporate power and authority to enter into this Amendment or, in the case of Loan Parties other than the Borrower, the Consent of Guarantors attached hereto (the "Consent") and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this Amendment and the Credit Agreement as amended hereby.

         2.2 CORPORATE ACTION. The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

         2.3 NO CONFLICT OR VIOLATION OR REQUIRED CONSENT OR APPROVAL. The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of this Amendment and the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the articles or certificate of incorporation or bylaws of any Loan Party or the Preferred Stock Documents, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party, or (d) any indenture, agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any notice to, filing with or consent or approval from any Person.

         2.4 EXECUTION, DELIVERY AND ENFORCEABILITY. This Amendment, the Consent and the Credit Agreement as amended hereby and each other Loan Document have been duly executed and delivered by each Loan Party identified therein as a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles.

         2.5 NO DEFAULT OR EVENT OF DEFAULT. Both before and after giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default.

         2.6 FINANCIAL PROJECTIONS. The projected financial statements for the Borrower and its Subsidiaries dated March 23, 2001 delivered to the Agent and the Lenders in connection with this Amendment were prepared by the Borrower in good faith and on the basis of the best information available at that time and on the assumptions stated therein, which assumptions the Borrower believes to be reasonable.

         2.7 NO MATERIAL ADVERSE EFFECT. No event has occurred (other than events reflected in the projected financial statements referred to in Section
2.6 ) that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

         2.8 SENIOR DEBT. All Obligations of the Borrower, whether now outstanding or hereafter created or incurred, constitute "Senior Debt" under the terms of the Subordinated Debt Documents, and the subordination of the Subordinated Loans to the Obligations is enforceable against SIMA and each successor holder of any Subordinated Loan.

         2.9 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

         2.10 SUBSIDIARY GUARANTORS. Each Domestic Subsidiary has duly executed and delivered the Subsidiaries' Guarantee, the Subsidiary Security Agreement and the Consent.

         3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, the Borrower and Lenders constituting the Required Lenders and only if and when each of the following conditions is satisfied:

         3.1 CONSENT OF GUARANTORS. Each of the Guarantors shall have executed and delivered to the Agent the Consent.

         3.2 NO DEFAULT OR EVENT OF DEFAULT; ACCURACY OF REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrower shall have delivered to the Agent a certificate confirming such matters.

         3.3 SUPPORTING DOCUMENTS AND OPINIONS OF COUNSEL. The Borrower shall have delivered to the Agent copies of resolutions of each of the Loan Parties approving and authorizing this Amendment and the Consent, together with an incumbency certificate for the persons executing this Amendment or the Consent and an opinion of Bond, Schoeneck & King, LLP, counsel to the Borrower, as to the matters set forth in Sections 2.1, 2.2, 2.3 and 2.4 hereof with respect to the Loan Parties and such other matters as the Agent or Required Lenders may reasonably request.

         3.4 AMENDMENT FEE. The Borrower shall have paid to the Agent an amendment fee equal to 0.50% applied to the aggregate outstanding Loans and unused Commitments held on the effective date of this Agreement by each Lender that delivers to the Agent, by hand delivery or telefax no later than 5:00 p.m. on March 28, 2001, a counterpart of this Amendment executed by such Lender. Such fee (a) shall be received by the Agent ratably for account of, and shall be remitted by the Agent solely to, such Lenders and (b) shall be fully earned and nonrefundable when paid.

         3.5 EXPENSE REIMBURSEMENTS. The Borrower shall have paid all expense reimbursements due to the Agent pursuant to Section 12.5 of the Credit Agreement.

         4. EFFECT OF AMENDMENT. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. As expressly amended hereby, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is a Loan Document.

         5. APPLICABLE LAW. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         6. COMPLETE AGREEMENT. This Amendment sets forth exhaustively the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.

         10. CATCHLINES & COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.


                            SPECIAL METALS CORPORATION


                            By:  /s/   Paul A. Totaro
                                -----------------------------------------------
                                  Name:  Paul A. Totaro
                                         --------------------------------------
                                  Title:  Acting CFO, Treasurer and Controller
                                         --------------------------------------

                            CREDIT LYONNAIS NEW YORK BRANCH,
                              as Agent, as a Lender and as Issuing Bank


                            By:  /s/   Mark Koneval
                                -----------------------------------------------
                                  Name:  Mark Koneval
                                         --------------------------------------
                                  Title:    MD
                                         --------------------------------------


                            MANUFACTURERS & TRADERS TRUST COMPANY,
                              as Documentation Agent and as a Lender


                            By:  /s/   Stephen J. Gorczynski
                                -----------------------------------------------
                                  Name:   Stephen J. Gorczynski
                                         --------------------------------------
                                  Title:  Vice President
                                         --------------------------------------

                            MELLON BANK, N.A.,
                              as Syndication Agent and as a Lender

                            By:  /s/   John K. Walsh
                                -----------------------------------------------
                                  Name:  John K. Walsh
                                         --------------------------------------
                                  Title:  Vice President
                                         --------------------------------------

                            THE BANK OF NOVA SCOTIA,
                              as Co-Agent and as a Lender


                            By:  /s/   J. Alan Edwards
                                -----------------------------------------------
                                  Name:  J. Alan Edwards
                                         --------------------------------------
                                  Title:  Authorized Signatory
                                         --------------------------------------

                            KEYBANK NATIONAL ASSOCIATION,
                              as Lender


                            By:  /s/   Dale A. Clayton
                                -----------------------------------------------
                                  Name:   Dale A. Clayton
                                         --------------------------------------
                                  Title:  Vice President
                                         --------------------------------------

                            BANK UNITED,
                              as Lender


                            By:
                                -----------------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                         --------------------------------------

                            BNP PARIBAS AS SUCCESSOR
                            IN INTEREST TO
                            BANQUE NATIONALE DE PARIS,
                              as Lender

                            By:  /s/   Nathalie Herrington
                                -----------------------------------------------
                                  Name:  Nathalie Herrington
                                         --------------------------------------
                                  Title:  Vice President
                                         --------------------------------------


                            SOCIETE GENERALE, NEW YORK BRANCH,
                              as Lender


                            By:  /s/   Nicolas Guerin
                                -----------------------------------------------
                                  Name:  Nicolas Guerin
                                         --------------------------------------
                                  Title:  Societe Generale
                                         --------------------------------------

                            FLEET NATIONAL BANK,
                              as Lender


                            By:
                                  Name:
                                         --------------------------------------
                                  Title:
                                         --------------------------------------

                            NATIONAL BANK OF CANADA,
                              as Lender


                            By:
                                  Name:
                                         --------------------------------------
                                  Title:
                                         --------------------------------------

                            CREDIT AGRICOLE - INDOSUEZ,
                              as Lender


                            By:  /s/  Rene LeBlanc
                                -----------------------------------------------
                                  Name:  Rene LeBlanc
                                         --------------------------------------
                                  Title:  Vice President, Senior
                                          -------------------------------------
                                          Relationship Manager
                                         --------------------------------------

                            By: /s/  Michael G. Haggarty
                                -----------------------------------------------
                                  Name:  Michael G. Haggarty
                                         --------------------------------------
                                  Title:  Vice President, Senior
                                          -------------------------------------
                                          Relationship Manager
                                         --------------------------------------

                            NATEXIS BANQUE,
                              as Lender


                            By: /s/P.J. van Culder
                                -----------------------------------------------
                                  Name:  P.J. van Culder
                                         --------------------------------------
                                  Title: VP and Mgr.
                                         --------------------------------------

                            FIRSTAR BANK, N.A.,
                              as Lender


                                  Name:
                                         --------------------------------------
                                  Title:
                                         --------------------------------------

                              CONSENT OF GUARANTORS


Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors under the Subsidiaries' Guarantee, the Subsidiary Security Agreement and each other Loan Document at any time executed by it are not impaired or affected and continue in full force and effect, and (c) ratifies its obligations under the Subsidiaries' Guarantee, the Subsidiary Security Agreement and each other Loan Document at any time executed by it.

                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 28th day of March, 2001.

SPECIAL METALS DOMESTIC SALES CORPORATION


                                By:  /s/  Paul A. Totaro
                                     ------------------------------------------
                                      Name:  Paul A. Totaro
                                             ----------------------------------
                                      Title:  Treasurer
                                             ----------------------------------

                                INCO ALLOYS INTERNATIONAL, INC.


                                By:  /s/   Paul A. Totaro
                                     ------------------------------------------
                                      Name:   Paul A. Totaro
                                             ----------------------------------
                                      Title:  Vice-President, Finance
                                             ----------------------------------

                                A-1 WIRE TECH, INC.


                                By:  /s/  Anthony J. Coldagelli
                                     ------------------------------------------
                                      Name:  Anthony J. Coldagelli
                                             ----------------------------------
                                      Title:  Comptroller / Treasurer
                                             ----------------------------------


                                CONTROLLED PRODUCTS GROUP INTERNATIONAL, INC.


                                By:  /s/   Ronald M. Haeberle
                                     ------------------------------------------
                                      Name:  Ronald M. Haeberle
                                             ----------------------------------
                                      Title: Vice-President - Specialty Business
                                             ----------------------------------
                                             Director - Strategic Planning
                                             ----------------------------------
                                             President - CPGI
                                             ----------------------------------